Income Taxes	12 Months Ended
Dec. 31, 2022
Income Taxes
Income Taxes

11.Income Taxes

Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company’s deferred tax assets relate primarily to its net operating loss carryforwards and other balance sheet basis differences. In accordance with ASC 740, Income Taxes, the Company recorded a valuation allowance to fully offset the gross deferred tax asset, because it is not more likely than not that the Company will realize future benefits associated with these deferred tax assets at December 31, 2021 and 2022.

The change in the valuation allowance for the years ended December 31, 2021 and 2022 was an increase of $7.2 million and $8.8 million, respectively.

In general, the U.S. Federal and state income tax returns remain open to examination by taxing authorities for tax years beginning in 2018 to present. However, if the Company claims net operating loss (“NOL”) carryforwards from years prior to 2018 against future taxable income, the tax returns pertaining to those losses may be examined by the taxing authorities.

The components of the deferred tax assets are as follows:

	December 31,
(in thousands)	2021	2022
Deferred tax assets
Net operating loss carryovers – Federal	$19,936	$22,798
Net operating loss carryovers – State	5,640	4,811
Unrealized loss on equity securities	2,415	2,913
Research and development credits	2,300	3,149
Loss on impairment of strategic investments	1,449	1,177
Research and experimental costs	—	4,973
Other	552	1,478
Lease liability	—	629
Deferred revenue	5,353	5,166
Total deferred tax assets	37,645	47,094
Less: valuation allowance	(37,630)	(46,457)
Total deferred tax assets	15	637
Deferred tax liabilities
Right-of-use asset	—	(578)
Depreciation and amortization	(15)	(59)
Total deferred tax liabilities	(15)	(637)
Total net deferred tax asset	$—	$—

Reconciliation of the statutory federal income tax to the Company’s effective tax is as follows:

	December 31,
	2021	2022
Income tax benefit at federal statutory rate	21.0%	21.0%
State and local income tax (net of Federal benefit)	7.2%	4.8%
Permanent items	0.6%	(0.9)%
Research and development credits	1.9%	3.1%
Research and development, uncertain tax positions	(0.4)%	(0.6)%
Change in valuation allowance	(31.2)%	(26.2)%
Effect of rate changes	—%	(1.2)%
True-ups	0.9%	—%
Other	—%	—%
Effective tax rate	—%	—%

The Company had approximately $108.6 million and $88.0 million of gross NOL carryforwards (Federal and state, respectively) and approximately $3.1 million of Federal research and development tax credits, respectively, as of December 31, 2022, after applying Section 382 and Section 383 limitations. The federal net operating losses for years ending on or before December 31, 2017 start to expire from 2027 to 2037. The federal net operating losses generated after the year ended December 31, 2017 have an indefinite carryforward period, subject to 80% taxable income limitation on an annual basis. Certain state net operating losses start to expire in 2027, and certain states have an indefinite carryforward period. The federal research and development (“R&D”) tax credit starts to expire from 2028 to 2042.

The NOL carryforwards and R&D tax credits are available to reduce future taxable income. However, Sections 382 and 383 of the Internal Revenue Code, and similar state regulations, contain provisions that may limit the NOL carryforwards and R&D tax credits available to be used to offset income in any given year upon the occurrence of certain events, including changes in the ownership interests of significant stockholders. In the event of a cumulative change in the ownership interest of significant stockholders in excess of 50% over a three-year period, the amount of the NOL carryforwards and R&D tax credits that the Company may utilize in any one year may be limited. In 2019, the Company completed Section 382 and Section 383 studies. As a result of these studies, the federal net operating loss and federal R&D tax credit carryforwards were reduced to reflect the amounts that are estimated to not be limited under the provisions of Sections 382 and 383. In 2019, the Company performed an analysis of the impact of ownership changes on state net operating loss carryforwards and provisional amounts were recorded within the income tax provision.

The Tax Cuts and Jobs Act resulted in significant changes to the treatment of research and experimental expenditures under Section 174. For tax years beginning after December 31, 2021, taxpayers are required to capitalize and amortize these expenditures that are paid or incurred in connection with their trade or business. Specifically, costs for U.S.-based research and experimental activities must be amortized over five years and costs for foreign research and experimental activities must be amortized over 15 years—both using a midyear convention. During the year ended December 31, 2022, the Company recorded a deferred tax asset of $5.0 million for such costs.

In assessing the realizability of the net deferred tax asset, the Company considers all relevant positive and negative evidence in determining whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized. The realization of the gross deferred tax assets is dependent on several factors, including the generation of sufficient taxable income prior to the expiration of the net operating loss carryforwards. Management believes it is more likely than not that the Company’s deferred income tax assets will not be realized. As such, the Company has provided a 100% valuation allowance on its net deferred tax assets as of December 31, 2021 and 2022.

Following is a reconciliation of beginning and ending balances of total amounts of gross unrecognized tax benefits:

	December 31,
(in thousands)	2021	2022
Unrecognized tax benefits
Unrecognized tax benefits at the beginning of the period	$481	$572
Additions due to current year activity	111	203
Other reductions	(20)	—
Unrecognized tax benefits at the end of the period	$572	$775

The total liabilities associated with the unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate were $572,000 and $775,000 at December 31, 2021 and 2022, respectively. It is not anticipated that the balance of unrecognized tax benefits at December 31, 2022 will change significantly over the next twelve months. The balance of unrecognized tax benefits as reflected in the table above are recorded on the balance sheet as a reduction to the related deferred tax asset in accordance with ASU 2013-11.

The Company’s policy is to recognize interest accrued and, if applicable penalties related to unrecognized tax benefits in income tax expense for all periods presented. No interest or penalties were recognized during 2021 or 2022.

On December 27, 2020, the Consolidated Appropriations Act 2021 (the “Appropriations Act”) was enacted in response to the COVID-19 pandemic. The Appropriations Act, among other things, temporarily extends through December 31, 2025, certain expiring tax provisions. Additionally, the Appropriations Act enacts new provisions and extends certain provisions originated within the Coronavirus Aid, Relief, and Economic Security Act, enacted on March 27, 2020. The accounting is now complete. On March 11, 2021, the American Rescue Plan (“ARP”) was signed into law. Management has evaluated the impact of the law and does not expect the ARP would result in any tax or cash benefits.

On August 16, 2022, the Inflation Reduction Act of 2022 (“IRA”) was signed into law. The IRA made several changes to the U.S. tax code effective after December 31, 2022, including, but not limited to, a 15% minimum tax on large corporations with average annual financial statement income of more than $1 billion for a three tax-year period and a 1% excise tax on public company stock buybacks, which will be accounted for in treasury stock. We do not expect these changes to have a material impact on our provision for income taxes or financial statements.